SHARE-BASED COMPENSATION PLANS	12 Months Ended
Dec. 31, 2022
SHARE-BASED COMPENSATION PLANS [Abstract]
SHARE-BASED COMPENSATION PLANS
20	SHARE-BASED COMPENSATION PLANS

As indicated in Note 3(x), in March of each year, the Group grants its own shares to certain key employees. The awarded shares are liberated in the three following years for up to 33.3 percent of the shares granted in each of the three previous years. The Group assumes the payment of the related income tax on behalf of its employees, which is 30 percent of the profit.

As of December 31, 2022, 2021 and 2020, the Group has granted 116,626, 88,507 and 175,930 Credicorp shares, of which 228,377, 229,523 and 293,606 shares not vested as of December 31, 2022, 2021 and 2020, respectively. During those years, the recorded expense amounted to approximately S/88.7 million, S/74.0 million and S/104.5 million, respectively, see Note 27.